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                                                                   EXHIBIT 4(c)

                 AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT

                  This AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT, dated as of October 24, 2003 (this "Amendment"), among THE WALT DISNEY COMPANY, a Delaware corporation (the "Borrower"), THE LENDERS (as defined below), and CITICORP USA, INC., as Administrative Agent (in such capacity the
"Administrative Agent"), on behalf of itself and the Lenders,

                              W I T N E S S E T H:

                  WHEREAS, reference is made to that certain Five-Year Credit Agreement, dated as of March 8, 2000, among the Borrower, the several banks and other financial institutions from time to time party thereto (each, a "Lender" and, collectively, the "Lenders"), the Syndication Agent and Co-Documentation Agents party thereto and the Administrative Agent (as the same has been or may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower has requested that the Credit Agreement be amended in accordance with the terms set forth herein;

                  WHEREAS, the Majority Lenders have agreed to the requested amendment; and

                  WHEREAS, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions.

                  Unless otherwise specifically defined herein, capitalized terms used herein shall have their respective meanings assigned to such terms in the Credit Agreement.

                  SECTION 2. Amendments.

                  Subject to the effectiveness of this Amendment in accordance with Section 4 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                           "'EURO DISNEY ENTITY means any Subsidiary of the
                  Borrower and any other Person whose equity securities or interests are owned, directly or indirectly, in whole or in part, by the Borrower or any of its Subsidiaries, the primary business of which is the direct or indirect ownership, management, operation, design, construction and/or financing of the recreational, commercial and residential facilities and complex, or any part thereof or any addition thereto, commonly known as `Euro Disney', `Euro Disneyland' or `Disneyland Resort Paris', located in Marne-la-Vallee, France, which Subsidiaries and other Persons


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                  include, without limitation, as of the date hereof, Euro
                  Disney Investments, Inc., EDL S.N.C. Corporation, Euro Disney Associes S.N.C., Euro Disneyland SNC, Euro Disney SCA, Euro Disneyland Participations S.A., Euro Disney S.A., EDL Holding Company, EDL Participations S.A., Centre de Congres Newport S.A.S., Euro Disneyland Imagineering S.a.r.l. and Societe de Gerance d'Euro Disneyland SA.

                           "'SUBSIDIARY' means, with respect to any Person, any
                  (a) corporation (or foreign equivalent) or (b) general partnership, limited partnership or limited liability company (or foreign equivalent) (each, a `NON-CORPORATE ENTITY'), in either case, of which more than 50% of the outstanding capital stock (or comparable interest) having ordinary voting power (irrespective of whether at the time capital stock (or comparable interest) of any other class or classes of such corporation or Non-Corporate Entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly (through one or more Subsidiaries) owned by such Person. In the case of a Non-Corporate Entity, a Person shall be deemed to have more than 50% of interests having ordinary voting power only if such Person's vote in respect of such interests comprises more than 50% of the total voting power of all such interests in such Non-Corporate Entity. For purposes of this definition, any managerial powers or rights comparable to managerial powers afforded to a Person solely by reason of such Person's ownership of general partner or comparable interests (or foreign equivalent) shall not be deemed to be `interests having ordinary voting power'."

                  (b) Section 1.01 of the Credit Agreement is further amended by amending the definition of the term "Material Subsidiary" to read in its entirety as follows:

                           "'MATERIAL SUBSIDIARY' means, at any date of
                  determination, a Subsidiary of the Borrower (other than a Euro Disney Entity) that, either individually or together with its Subsidiaries, taken as a whole, has total assets exceeding $100,000,000 on such date."

                  (c) Section 1.01 of the Credit Agreement is further amended by deleting the definition of the term "Significant Subsidiary".

                  (d) The Credit Agreement is amended by replacing the word "subsidiary" with the word "Subsidiary" in every instance appearing therein.

                  (e) The second sentence of Section 4.01(a) of the Credit Agreement is amended by replacing the words "and each of the Significant Subsidiaries" appearing therein with the words ", Disney and ABC".

                  (f) Section 6.01(e) of the Credit Agreement is amended to read in its entirety as follows:

                           "(e) The Borrower or any of its Subsidiaries (other than a Euro Disney Entity) shall fail to pay any principal of or premium or interest on any Debt of the Borrower or such Subsidiary which is outstanding in a principal amount of at least



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         $250,000,000 in the aggregate, when the same becomes due and payable
         (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure (i) shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt and (ii) shall not have been cured or waived; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or".

                  SECTION 3. Representations and Warranties.

                  The Borrower represents and warrants to the Administrative Agent and each of the Lenders that, after giving effect to this Amendment:

                  (a) The representations and warranties set forth in the Credit Agreement are true and correct in all material respects except to the extent such representations and warranties expressly related to an earlier date;

                  (b) The Borrower is in compliance in all material respects with all other terms and provisions contained in the Credit Agreement required to be observed or performed;

                  (c) No Event of Default has occurred and is continuing;

                  (d) The Borrower has the corporate power and authority to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

                  (e) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer of the Borrower;

                  (f) The execution, delivery and performance of this Amendment will not violate any applicable requirement of law or any material contractual obligation binding on the Borrower or any of its Subsidiaries; and

                  (g) No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other Person is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

                  SECTION 4. Effectiveness.

                  This Amendment shall become effective on the date the Administrative Agent receives executed copies of this Amendment from the Borrower and the Majority Lenders. The Administrative Agent shall promptly notify the Borrower and the Lenders of the effective date hereof, and such notice shall be conclusive and binding on all parties hereto.


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                  SECTION 5. Miscellaneous.

                  (a) Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  (b) As used in the Credit Agreement, the terms "Agreement," "herein," "hereinafter," "hereunder," "hereto," and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

                  (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The parties hereto each hereby consents to the non-exclusive jurisdiction of the state and federal courts of the State of New York.

                  (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of this Amendment by fax will be deemed as effective delivery of an originally executed counterpart.

                            [Signature pages follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  THE BORROWER

                                  THE WALT DISNEY COMPANY

                                  By: /s/ Christine McCarthy
                                      -----------------------------------------
                                  Title: Senior Vice President and Treasurer


                                  THE ADMINISTRATIVE AGENT

                                  CITICORP USA, INC.,
                                  as Administrative Agent

                                  By: /s/ J. Gregory Davis
                                      -----------------------------------------
                                  Title: Vice President

                                  THE SYNDICATION AGENT

                                  BANK ONE, N.A.,
                                  as Syndication Agent

                                  By:
                                      -----------------------------------------
                                  Title:

                                  THE CO-DOCUMENTATION AGENTS

                                  HSBC BANK USA,
                                  as Co-Documentation Agent

                                  By: /s/ David Wagstaff
                                      -----------------------------------------
                                  Title: First Vice President

                                  SUNTRUST BANK,
                                  as Co-Documentation Agent

                                  By:
                                      -----------------------------------------
                                  Title:


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                                  INITIAL LENDERS


                                  CITICORP, USA, INC.,
                                  as Lender

                                  By: /s/ J. Gregory Davis
                                      -----------------------------------------
                                  Title:  Vice President


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                                  BANK OF AMERICA, N.A.,
                                  as Lender

                                  By: /s/ Thomas J. Kane
                                      -----------------------------------------
                                  Title: Principal


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                                  BARCLAYS BANK PLC,
                                  as Lender

                                  By: /s/ L. Peter Yetmen
                                      -----------------------------------------
                                  Title: Director


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                                  DEUTSCHE BANK, AG
                                  as Lender

                                  By: /s/ William W. McGinty
                                      -----------------------------------------
                                  Title: Director

                                  By: /s/ David G. Dickinson, Jr.
                                      -----------------------------------------
                                  Title: Vice President


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                                  BNP PARIBAS,
                                  as Lender

                                  By:
                                      -----------------------------------------
                                  Title:

                                  By:
                                      -----------------------------------------
                                  Title:


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                                  JPMORGAN CHASE BANK,
                                  as Lender

                                  By:    /s/ William Rindfuss
                                         ---------------------------------------
                                  Title: Vice President


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                                  HSBC BANK USA,
                                  as Lender

                                  By: /s/ David Wagstaff
                                      -----------------------------------------
                                  Title: First Vice President


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                                  SUNTRUST BANK,
                                  as Lender

                                  By:    /s/ Edward Wooten
                                         ---------------------------------------
                                  Title: Director


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                                  CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS
                                  CAYMAN ISLANDS BRANCH
                                  as Lender

                                  By: /s/ Jay Chall
                                      -----------------------------------------
                                  Title: Director

                                  By: /s/ Barbara Wong
                                      -----------------------------------------
                                  Title: Associate


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                                  STANDARD CHARTERED BANK,
                                  as Lender

                                  By: /s/ Frieda Youlios
                                      -----------------------------------------
                                  Title: Vice President

                                  By: /s/ Robert Reddington
                                      -----------------------------------------
                                  Title: Assistant Vice President


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                                BMO NESBITT BURNS FINANCING, INC.,
                                as Lender

                                By: /s/ Bruce A. Pietka
                                    -------------------------------------------
                                Title:  Vice President


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                                FLEET BANK, N.A.,
                                as Lender

                                By:
                                    -------------------------------------------
                                Title:


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                                  UBS AG, CAYMAN ISLANDS BRANCH,
                                  as Lender

                                  By: /s/ Patricia O'Kicki
                                      -----------------------------------------
                                  Title: Director

                                  By: /s/ Wilfred V. Saint
                                      -----------------------------------------
                                  Title: Associate Director


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                                  UFJ BANK LIMITED,
                                  as Lender

                                  By: /s/ Toshiba Boyd
                                      -----------------------------------------
                                  Title: Vice President


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                                  BANCA DI ROMA -- SAN FRANCISCO,
                                  as Lender

                                  By:
                                      -----------------------------------------
                                  Title:

                                  By:
                                      -----------------------------------------
                                  Title:


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                                  BANCA INTESA NEW YORK BRANCH,
                                  as Lender

                                  By: /s/ F. Maffei
                                      -----------------------------------------
                                  Title:  Vice President

                                  By: /s/ C. Kennedy
                                      -----------------------------------------
                                  Title:  First Vice President


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                                  BANK OF TOKYO-MITSUBISHI, LTD.
                                  as Lender

                                  By:
                                      -----------------------------------------
                                  Title:

                                  By:
                                      -----------------------------------------
                                  Title:


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                                  ING BANK N.V.,
                                  as Lender

                                  By:
                                      -----------------------------------------
                                  Title:

                                  By:
                                      -----------------------------------------
                                  Title:

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                                  LEHMAN COMMERCIAL PAPER INC.,
                                  as Lender

                                  By: /s/ Jane E. Gillard
                                      -----------------------------------------
                                  Title: Authorized Signatory


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                                         MIZUHO CORPORATE BANK, LTD.,
                                         as Lender

                                         By: /s/ Mark Grunich
                                             ----------------------------------
                                         Title: Vice President


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                                         SVENSKA HANDELSBANKEN AB (PUBL),
                                         as Lender

                                         By: /s/ Jonas Daun
                                             ----------------------------------
                                         Title:  Senior Vice President

                                         By: /s/ Jesper Lindquist
                                             ----------------------------------
                                         Title:  Vice President


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                                         THE NORTHERN TRUST COMPANY,
                                         as Lender

                                         By:
                                             ----------------------------------
                                         Title:


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                                         UNION BANK OF CALIFORNIA, N.A.,
                                         as Lender

                                         By: /s/ Danny Mandel
                                             ----------------------------------
                                         Title: Vice President


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                                         WESTLB AG, NEW YORK BRANCH,
                                         as Lender

                                         By: /s/ Salvatore Battinelli
                                             ----------------------------------
                                         Title: Managing Director

                                         By: /s/ Duncan Robertson
                                             ----------------------------------
                                         Title: Executive Director


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                                         WELLS FARGO BANK, N.A.,
                                         as Lender

                                         By: /s/ Vanessa Sheh Meyer
                                             ----------------------------------
                                         Title: Vice President